	DIVIDEND AND INCOME FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2023
	(Unaudited)

Shares		Value
	Common Stocks (107.63%)
	Automotive Dealers and Gasoline Service Stations (10.41%)
29,500	Asbury Automotive Group, Inc. (a)	$ 6,787,065
6,050	AutoZone, Inc. (a)	15,366,940
		22,154,005

	Automotive Repair, Services, and Parking (3.41%)
13,800	U-Haul Holding Company (a)	753,066
124,200	U-Haul Holding Company Series N Non-Voting	6,506,838
		7,259,904

	Chemical and Allied Products (8.78%)
35,000	LyondellBasell Industries N.V. Class A	3,314,500
41,000	Olin Corporation	2,049,180
138,500	Pfizer Inc.	4,594,045
70,000	Westlake Chemical Corporation	8,726,900
		18,684,625

	Communications (1.68%)
25,000	Nexstar Media Group, Inc.	3,584,250

	Depository Institutions (8.01%)
122,000	Ally Financial Inc.	3,254,960
615,000	Barclays PLC	4,790,850
272,500	U.S. Bancorp	9,008,850
		17,054,660

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (4.64%)
36,500	Atkore Inc. (a)	5,445,435
45,000	Skyworks Solutions, Inc.	4,436,550
		9,881,985

	General Merchandise Stores (3.15%)
20,300	Dillard's, Inc.	6,715,443

	Home Furniture, Furnishings, and Equipment Stores (3.50%)
48,000	Williams-Sonoma, Inc.	7,459,200

	Industrial and Commercial Machinery and Computer Equipment (2.86%)
9,700	Lam Research Corporation	6,079,669

	Insurance Carriers (13.28%)
9,600	Elevance Health, Inc.	4,180,032
200,000	Essent Group Ltd.	9,458,000
55,000	Fidelity National Financial, Inc.	2,271,500
205,000	NMI Holdings, Inc. (a)	5,553,450
13,500	UnitedHealth Group Incorporated	6,806,565
		28,269,547

	Metal Mining (5.99%)
74,000	BHP Group Limited	4,209,120
1,335,000	B2Gold Corp.	3,858,150
73,500	Rio Tinto plc	4,677,540
		12,744,810

	Non-Depository Credit Institutions (10.28%)
23,000	Credit Acceptance Corporation (a)	10,582,760
74,000	Discover Financial Services	6,410,620
96,000	Enova International, Inc. (a)	4,883,520
		21,876,900

	Oil and Gas Extraction (0.29%)
26,743	Woodside Energy Group Ltd.	622,844

	Primary Metal (13.54%)
30,700	Encore Wire Corporation	5,601,522
80,700	Mueller Industries, Inc.	6,065,412
160,000	Steel Dynamics, Inc.	17,155,200
		28,822,134

	Security and Commodity Brokers, Dealers, Exchanges, and Services (2.62%)
23,500	LPL Financial Holdings Inc.	5,584,775

	Services - Computer Programming, Data Processing (3.07%)
50,000	Alphabet Inc. Class A (a)	6,543,000

	Services - Help Supply Services (3.88%)
41,000	AMN Healthcare Services, Inc. (a)	3,492,380
65,000	Robert Half Inc.	4,763,200
		8,255,580

	Transportation Equipment (4.65%)
40,000	THOR Industries, Inc.	3,805,200
288,999	Wabash National Corporation	6,103,659
		9,908,859

	Wholesale Trades-Durable Goods (3.59%)
63,300	BlueLinx Holdings Inc. (a)	5,196,297
6,900	Pool Corporation	2,457,090
		7,653,387

	Total common stocks (Cost $178,834,206)	229,155,577

Principal
Amount
	Corporate Bonds and Notes (0.04%)
	Electric Services (0.04%)
106,756	Elwood Energy LLC, 8.159%, 7/5/26 (Cost $107,333)	89,808

Shares
	Master Limited Partnership (0.51%)
	Electric, Gas, and Sanitary Services (0.51%)
40,000	Enterprise Products Partners L.P. Units (Cost $374,214)	1,094,800

	Preferred Stocks (5.23%)
	Holding and other Investment Offices (5.23%)
78,000	AGNC Investment Corp., 6.125% Series F	1,687,140
37,073	AGNC Investment Corp., 6.875% Series D	889,752
83,000	Chimera Investment Corporation, 8% Series D	1,732,210
33,600	Pennsylvania Real Estate Investment Trust, 6.875% Series D (a)	12,466
90,000	PennyMac Mortgage Investment Trust, 6.75% Series C	1,576,800
81,000	Rithm Capital Corp., 7% Series D	1,658,070
77,000	Rithm Capital Corp., 7.125% Series B	1,749,440
87,000	Two Harbors Investment Corp., 7.25%, Series C	1,829,610

	Total preferred stocks (Cost $10,470,580)	11,135,488

	Total investments (Cost $189,786,333) (113.41%) (b)	241,475,673
	Liabilities in excess of cash and other assets (-13.41%)	(28,552,582)

	Net assets (100.00%)	$ 212,923,091

(a) Non-income producing.
(b) As of September 30, 2023, the Fund's total investment portfolio value of $241,475,673 has been pledged as collateral for borrowings under the Fund's credit agreement and the outstanding loan balance under the credit agreement was $28,436,300.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Dividend and Income Fund (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Bexil Advisers LLC (the “Investment Manager”), subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate Bonds and Notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although many corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 229,155,577	$ -	$ -	$ 229,155,577
Corporate bonds and notes	-	89,808	-	89,808
Master limited partnerships	1,094,800	-	-	1,094,800
Preferred stocks	11,135,488	-	-	11,135,488
Total investments, at value	$ 241,385,865	$ 89,808	$ -	$ 241,475,673

Cost for Federal Income Tax Purposes
The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of September 30, 2023, for federal income tax purposes, subject to change, the aggregate cost of securities was $189,786,333 and net unrealized appreciation was $51,689,340, comprised of gross unrealized appreciation of $57,965,735 and gross unrealized depreciation of $6,276,395.

Risks and Uncertainties

Share Trading Risk - The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, shareholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under a credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine, the Israeli-Hamas conflict, and the impact of the coronavirus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, the Israeli-Hamas conflict, trade tensions and the possibility of a national or global recession may also contribute to market volatility. It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.